UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 4, 2024

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right to receive two-tenths (2/10th) of one ordinary share	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on January 10, 2024, G-Star Management Corporation (the “Sponsor”) requested that Golden Star Acquisition Corporation (the “Company”) extend the latest time for completion of initial business combination from February 4, 2024 up to twelve times, each by an additional one month until February 4, 2025, subject to the Sponsor depositing additional funds into the trust account (the “Trust Account”) as described in the final prospectus filed the Company dated April 21, 2023 (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval. On February 2, 2024, the Sponsor caused the first monthly extension fee of US$230,000 (equivalent to US$0.033 per public share) to be deposited into the Trust Account. On March 3, 2024, the Sponsor caused the second monthly extension fee of US$230,000 (equivalent to US$0.033 per public share) to be deposited into the Trust Account. On April 1, 2024, the Company held an extraordinary general meeting of shareholders, which approved the proposal by its board of directors to amend the monthly fee payable by the Sponsor and/or its designee into the Trust Account to extend the date by which the Company must consummate its initial business combination to an amount equal to $0.02 for each outstanding public share (the “Monthly Extension Fee”). The Monthly Extension Fee became operative for each month beginning on April 4, 2024. On April 3, 2024, the Sponsor caused the third monthly extension fee of US$106,068 (equivalent to US$0.02 per public share) to be deposited into the Trust Account. On May 3, 2024, the Sponsor caused the fourth monthly extension fee of US$106,068 (equivalent to US$0.02 per public share) to be deposited into the Trust Account. On June 4, 2024, the Sponsor caused the fifth monthly extension fee of US$106,068 (equivalent to US$0.02 per public share) to be deposited into the Trust Account.

On July 3, 2024, the Company held an extraordinary general meeting of shareholders, which approved the proposal by its board of directors to amend the Monthly Extension Fee to an amount equal the lesser of (i) $50,000 for all outstanding public shares and (ii) $0.02 for each outstanding public share (the “Amended Monthly Extension Fee”). The Amended Monthly Extension Fee has become operative for each month beginning on July 4, 2024. The Sponsor subsequently caused the sixth monthly extension fee of US$50,000 to be deposited into the Trust Account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: July 8, 2024	By:	/s/ Kenneth Lam
	Name:	Kenneth Lam
	Title:	Chief Financial Officer